UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 21, 2024

GOLDEN MATRIX GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41326	46-1814729
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

3651 S. Lindell Road, Suite D131

Las Vegas, NV89103

(Address of principal executive offices)(zip code)

Registrant’s telephone number, including area code: (702) 318-7548

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value Per Share	GMGI	The NASDAQ Stock Market LLC (The NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 20, 2024 Golden Matrix Group, Inc. (the “Company”, “we” and “us”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “August 20, 2024 Form 8-K”) to report the entry on August 16, 2024, into a Share Exchange Agreement (the “Exchange Agreement”), with Classics Holdings Co. Pty Ltd., an Australian proprietary limited company (“Classics”), and NJF Exercise Physiologists Pty Ltd (“NJF”) and Think Tank Enterprises Pty Ltd (“Think Tank”, and collectively with NJF, the “Shareholders”), the shareholders of Classics.

The transactions contemplated by the Exchange Agreement closed on August 21, 2024.

The information disclosed in Item 3.02 below is incorporated by reference into this Item 2.01.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Exchange Agreement, the Shareholders exchanged 80% of the outstanding capital stock of Classics with the Company in consideration for (i) 810,390 shares of the Company’s common stock, subject to a true-up (the “Closing Shares”), paid at closing; (ii) 6,780,000 Australian dollars (AU$) (approximately $4,407,000 United States dollars (“US$”), paid at closing; (iii) AU$33,808 representing 80% of the agreed value of the net assets of Classics on the effective date of the closing (approximately US$21,975), paid at closing; (iv) up to an additional AU$500,000 (approximately US$325,000) payable in the future pursuant to the terms of the Exchange Agreement (“Holdback Cash”); and (v) the right to certain earnout payments.

The Exchange Agreement is described and discussed in greater in the August 20, 2024 Form 8-K.

The offer and sale of the 810,390 Closing Shares were exempt from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), since the foregoing offer and sale did not involve a public offering, the recipients confirmed that they were “accredited investors”, and the recipients acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by us or our representatives. The securities are subject to transfer restrictions, and the certificates evidencing the securities will contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GOLDEN MATRIX GROUP, INC.

Date: August 27, 2024	By:	/s/ Anthony Brian Goodman
Anthony Brian Goodman
Chief Executive Officer

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